UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2025
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GUILD HOLDINGS COMPANY
(Exact name of Registrant as Specified in Its Charter)
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Commission file number: 001-39645

Delaware	85-2453154
(State of Incorporation)	(IRS Employer Identification No.)

5887 Copley Drive San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)

(858) 956-5130
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 7, 2025, Guild Holdings Company (“the Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information contained in this Item 2.02 of this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if it is expressly incorporated by specific reference in such filing.

Item 8.01 Other Events.
The Company also announced in the press release issued on August 7, 2025, which is furnished as Exhibit 99.1, that its board of directors declared a special cash dividend of $0.25 per share on the Company’s Class A Common Stock and Class B Common Stock, payable on September 2, 2025 to stockholders of record at the close of business on August 18, 2025.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Guild Holdings Company on August 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

Date: August 7, 2025	By:	/s/ Desiree A. Kramer
Desiree A. Kramer
Chief Financial Officer
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